Development, Exclusivity And Option Products Agreement (Details) $ in Millions	6 Months Ended
Jun. 30, 2021 USD ($)
Development Exclusivity And Option Products Agreement [Abstract]
Agreement, description	Pursuant to the Agreement, CollPlant granted to AbbVie and its affiliates, a license and worldwide exclusive rights to use its rhCollagen, for the production and commercialization of dermal and soft tissue filler products ("Exclusive Products"). With respect to the license, CollPlant received a $14 million upfront cash payment and is entitled to receive up to additional $36 million in proceeds upon the achievement of certain development, clinical trial, regulatory and commercial sale milestones.
Upfront cash payment	$ 14
Commercial sale milestones	$ 36
Commercial sale	10 years
Written notice period	60 days
Estimated transaction price	$ 14